                                                                   Exhibit 99.17
                       GE CAPITAL MORTGAGE SERVICES, INC.

                             SERVICER'S CERTIFICATE

                                   MARCH 1997

                  REMIC Multi-Class Pass-Through Certificates

                                 Series 1996-8

     Pursuant to the Pooling and Servicing Agreement dated as of May 1, 1996 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     With respect to the Agreement and as of the Determination Date for this month:

A.   Mortgage Loan Information:

     1.   Aggregate Scheduled Monthly Payments:
                                                    Pool 1            Pool 2
                                                    ------            ------

          (a) Principal ....................  $    265,908.06   $     96,236.62
                                              ---------------   ---------------
          (b) Interest .....................  $  2,183,518.00   $    819,267.46
                                              ---------------   ---------------
          (c) Total ........................  $  2,449,426.06   $    915,504.08
                                              ---------------   ---------------

     2.   Aggregate Monthly Payments Received and Monthly
          Advances made this month:

          (a) Principal ....................  $    265,908.06   $     96,236.62
                                              ---------------   ---------------
          (b) Interest .....................  $  2,123,627.56   $    793,296.14
                                              ---------------   ---------------
          (c) Total ........................  $  2,389,535.62   $    889,532.76
                                              ---------------   ---------------

     3.   Aggregate Partial Principal Prepayment received
          and appiled in prior month:         $     93,933.07   $     16,095.42
                                              ---------------   ---------------

     4.   Aggregate Principal Prepayments in full in prior
          month:
                                                    Pool 1            Pool 2
                                                    ------            ------

          (a) Principal ....................  $    953,985.86   $          0.00
                                              ---------------   ---------------

          (b) Interest .....................  $      4,491.17   $          0.00
                                              ---------------   ---------------
          (c) Total ........................  $    958,477.03   $          0.00
                                              ---------------   ---------------

     5.   Aggregate Insurance Proceeds for prior month:

          (a) Principal ....................  $          0.00   $          0.00
                                              ---------------   ---------------
          (b) Interest .....................  $          0.00   $          0.00
                                              ---------------   ---------------
          (c) Total ........................  $          0.00   $          0.00
                                              ---------------   ---------------

     6. Aggregate Liquidation Proceeds for the prior month:

          (a) Principal ....................  $          0.00   $          0.00
                                              ---------------   ---------------
          (b) Interest .....................  $          0.00   $          0.00
                                              ---------------   ---------------
          (c) Total ........................  $          0.00   $          0.00
                                              ---------------   ---------------

     7.   Aggregate Purchase Prices for Defaulted and
          Modified Mortgage Loans:

          (a) Principal ....................  $          0.00   $          0.00
                                              ---------------   ---------------
          (b) Interest .....................  $          0.00   $          0.00
                                              ---------------   ---------------
          (c) Total ........................  $          0.00   $          0.00
                                              ---------------   ---------------

     8. Aggregate Purchase Prices (and subsitution adjustments) for Defective Mortgage Loans:

          (a) Principal ....................  $          0.00   $          0.00
                                              ---------------   ---------------
          (b) Interest .....................  $          0.00   $          0.00
                                              ---------------   ---------------
          (c) Total ........................  $          0.00   $          0.00
                                              ---------------   ---------------

     9.   Pool Scheduled Principal
          Balance ..........................  $335,101,931.34   $124,747,620.59
                                              ---------------   ---------------

     10.  Available Funds: .................  $  3,441,945.72   $    905,628.18
                                              ---------------   ---------------

     11.  Realized Losses for Prior Month: .  $          0.00   $          0.00

                                              ---------------   ---------------

     12.  Aggregrate Realized Losses and Debt Service
          Reductions:
                                                   Pool 1             Pool 2
                                                   ------             ------

          (a) Deficient Valuations .........  $          0.00   $          0.00
                                              ---------------   ---------------
          (b) Special Hazard Losses ........  $          0.00   $          0.00
                                              ---------------   ---------------
          (c) Fraud Losses .................  $          0.00   $          0.00
                                              ---------------   ---------------
          (d) Excess Bankruptcy Loss .......  $          0.00   $          0.00
                                              ---------------   ---------------
          (e) Excess Special Hazard Losses .  $          0.00   $          0.00
                                              ---------------   ---------------
          (f) Excess Fraud Losses ..........  $          0.00   $          0.00
                                              ---------------   ---------------
          (g) Debt Service Reductions ......  $          0.00   $          0.00
                                              ---------------   ---------------

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     13. Compensating Interest Payment: ...   $      2,411.08   $         98.01
                                              ---------------   ---------------


     14.  Accrued Certificate Interest, unpaid Class
          Interest Shortfalls and Pay-out Rate:

Class 1-A1 ...............  $    213,837.69   $          0.00   $    7.25000000%
                            ---------------   ---------------   ---------------
Class 1-A2 ...............  $    936,941.12   $          0.00   $    7.25000000%
                            ---------------   ---------------   ---------------
Class 1-A3 ...............  $     34,105.21   $          0.00   $    7.25000000%
                            ---------------   ---------------   ---------------
Class 1-A4 ...............  $    223,541.67   $          0.00   $    7.25000000%
                            ---------------   ---------------   ---------------
Class 1-A5 ...............  $    265,791.04   $          0.00   $    7.25000000%
                            ---------------   ---------------   ---------------
Class 1-A6 ...............  $    152,834.00   $          0.00   $    7.25000000%
                            ---------------   ---------------   ---------------
Class 1-A7 ...............  $     77,179.13   $          0.00   $    7.25000000%
                            ---------------   ---------------   ---------------
Class 1-S ................  $    108,349.16   $          0.00   $    0.47095784%
                            ---------------   ---------------   ---------------
Class 1-M ................  $     42,014.47   $          0.00   $    7.25000000%
                            ---------------   ---------------   ---------------
Class 1-B1 ...............  $     26,259.05   $          0.00   $    7.25000000%
                            ---------------   ---------------   ---------------
Class 1-B2 ...............  $     21,007.24   $          0.00   $    7.25000000%
                            ---------------   ---------------   ---------------
Class 1-B3 ...............  $     11,553.98   $          0.00   $    7.25000000%

                            ---------------   ---------------   ---------------
Class 1-B4 ...............  $      6,302.17   $          0.00   $    7.25000000%
                            ---------------   ---------------   ---------------
Class 1-B5 ...............  $      8,402.90   $          0.00   $    7.25000000%
                            ---------------   ---------------   ---------------
Class 2-A1 ...............  $    335,846.74   $          0.00   $    7.25000000%
                            ---------------   ---------------   ---------------
Class 2-A2 ...............  $     29,743.75   $          0.00   $    7.50000000%
                            ---------------   ---------------   ---------------
Class 2-A3 ...............  $     72,269.90   $          0.00   $    7.00000000%
                            ---------------   ---------------   ---------------
Class 2-A4 ...............  $    140,582.30   $          0.00   $    5.32177024%
                            ---------------   ---------------   ---------------
Class 2-A5 ...............  $     83,069.35   $          0.00   $    7.50000000%
                            ---------------   ---------------   ---------------
Class 2-M ................  $     16,210.36   $          0.00   $    7.50000000%
                            ---------------   ---------------   ---------------
Class 2-B1 ...............  $     10,131.47   $          0.00   $    7.50000000%
                            ---------------   ---------------   ---------------
Class 2-B2 ...............  $      8,105.18   $          0.00   $    7.50000000%
                            ---------------   ---------------   ---------------
Class 2-B3 ...............  $      4,457.85   $          0.00   $    7.50000000%
                            ---------------   ---------------   ---------------
Class 2-B4 ...............  $      2,431.55   $          0.00   $    7.50000000%
                            ---------------   ---------------   ---------------
Class 2-B5 ...............  $      3,242.08   $          0.00   $    7.50000000%
                            ---------------   ---------------   ---------------
Class 2-R ................  $          0.00   $          0.00   $    7.50000000%
                            ---------------   ---------------   ---------------
Class 2-RL ...............  $          0.00   $          0.00   $    7.50000000%
                            ---------------   ---------------   ---------------


     15.  Accrual Amount Class 2-A4 ........................    $     87,205.46
                                                                ---------------

     16.  Principal Distribution Amount:

Class 1-A1 ....   $    264,928.69             Class 2-A1 ....   $     85,219.33
                  ---------------                               ---------------
Class 1-A2 ....   $  1,001,128.00             Class 2-A2 ....   $          0.00
                  ---------------                               ---------------
Class 1-A3 ....   $          0.00             Class 2-A3 ....   $     87,205.46
                  ---------------                               ---------------
Class 1-A4 ....   $          0.00             Class 2-A4 ....   $     11,397.63
                  ---------------                               ---------------
Class 1-A5 ....   $          0.00             Class 2-A5 ....   $     10,226.90
                  ---------------                               ---------------
Class 1-A6 ....   $     19,970.76             Class 2-M .....   $      1,995.70
                  ---------------                               ---------------
Class 1-A7 ....   $     10,084.97             Class 2-B1 ....   $      1,247.31
                  ---------------                               ---------------

Class 1-PO ....   $      2,617.03             Class 2-B2 ....   $        997.85
                  ---------------                               ---------------
Class 1-M .....   $      5,490.01             Class 2-B3 ....   $        548.82
                  ---------------                               ---------------
Class 1-B1 ....   $      3,431.26             Class 2-B4 ....   $        299.35
                  ---------------                               ---------------
Class 1-B2 ....   $      2,745.01             Class 2-B5 ....   $        399.15
                  ---------------                               ---------------
Class 1-B3 ....   $      1,509.75             Class 2-R .....   $          0.00
                  ---------------                               ---------------
Class 1-B4 ....   $        823.50             Class 2-RL ....   $          0.00
                  ---------------                               ---------------
Class 1-B5 ....   $      1,098.01
                  ---------------

     17.  Additional Distributions to the Class R
          Certificate ......................................    $          0.00
                                                                ---------------

     18.  Additional Distributions to the Class RL
          Certificate ......................................    $             0
                                                                ---------------

     19.  Certificate Interest Rate of:

          Class 1-S ........................................    0.4709578354189
                                                                ---------------
          Class 2-A4 .......................................    0.3305959380238
                                                                ---------------

B.   Other Amounts for such Distribution Date:
                                                     Pool 1           Pool 2
                                                     ------           ------

     1. Senior Percentage: ................       94.27955500%      94.20961300%
                                              ---------------   ---------------
     2. Group I Senior Percentage: ........       82.89146800%      83.41957400%
                                              ---------------   ---------------

     3. Group II Senior Percentage: .......       11.38808700%      10.79003900%
                                              ---------------   ---------------

     4. Senior Prepayment Percentage: .....      100.00000000%     100.00000000%
                                              ---------------   ---------------

     5. Group I Senior Prepayment Percent .      100.00000000%     100.00000000%
                                              ---------------   ---------------

     6. Group II Senior Prepayment Percent         0.00000000%       0.00000000%
                                              ---------------   ---------------

     7. Junior Percentage: ................        5.72044500%       5.79038700%
                                              ---------------   ---------------


     8. Junior Prepayment Percentage: .....        0.00000000%       0.00000000%
                                              ---------------   ---------------

     9. Subordinate Certificate Writedown:               0.00              0.00
                                              ---------------   ---------------

     10.  Class 2-A5 Writedown: ............................               0.00
                                                                ---------------

     11.  Prepayment Triggers satisfied:
                                           YES                NO
                                           ---                --

              Class 1-B1 ............       X
                                      ---------------   ---------------
              Class 1-B2 ............       X
                                      ---------------   ---------------
              Class 1-B3 ............       X
                                      ---------------   ---------------
              Class 1-B4 ............       X
                                      ---------------   ---------------
              Class 1-B5 ...........        X
                                      ---------------   ---------------
              Class 2-B1 ............       X
                                      ---------------   ---------------
              Class 2-B2 ............       X
                                      ---------------   ---------------
              Class 2-B3 ............       X
                                      ---------------   ---------------
              Class 2-B4 ............       X
                                      ---------------   ---------------
              Class 2-B5 ............       X
                                      ---------------   ---------------


     Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                         GE CAPITAL MORTGAGE SERVICES, INC.


                                         By: /s/ Karen Pickett
                                            -----------------------------------
                                             Karen Pickett
                                             Vice-President,
                                             Investor Operations